                               POWER OF ATTORNEY

   We, the undersigned directors and officers of Hygienetics Environmental Services, Inc., do hereby constitute and appoint Christopher C. Cambria and Michael T. Strianese, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:



           SIGNATURE                                       TITLE
------------------------------  ----------------------------------------------------------

 /s/ Frank C. Lanza
 --------------------------    Chief Executive Officer and Director (Principal
       Frank C. Lanza            Executive Officer)

 /s/ Robert V. LaPenta
 --------------------------    Chief Financial Officer (Principal Financial
      Robert V. LaPenta          Officer) and Director

 /s/ Michael T. Strianese
 --------------------------    Vice President and Principal Accounting Officer
    Michael T. Strianese

 /s/ Christopher C. Cambria
 --------------------------    Director
     Christopher C. Cambria


                              POWER OF ATTORNEY

   We, the undersigned directors and officers of L-3 Communications ILEX Systems, Inc., do hereby constitute and appoint Christopher C. Cambria and Michael T. Strianese, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:



           SIGNATURE                                       TITLE
------------------------------  ----------------------------------------------------------

 /s/ Frank C. Lanza
 --------------------------    Chief Executive Officer and Director (Principal
       Frank C. Lanza            Executive Officer)

 /s/ Robert V. LaPenta
 --------------------------    Chief Financial Officer (Principal Financial
      Robert V. LaPenta          Officer) and Director

 /s/ Michael T. Strianese
 --------------------------    Vice President and Principal Accounting Officer
    Michael T. Strianese

 /s/ Christopher C. Cambria
 --------------------------    Director
     Christopher C. Cambria

                              POWER OF ATTORNEY

   We, the undersigned directors and officers of Southern California Microwave, Inc., do hereby constitute and appoint Christopher C. Cambria and Michael T. Strianese, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:



           SIGNATURE                                       TITLE
------------------------------  ----------------------------------------------------------

 /s/ Frank C. Lanza
 --------------------------    Chief Executive Officer and Director (Principal
       Frank C. Lanza            Executive Officer)

 /s/ Robert V. LaPenta
 --------------------------    Chief Financial Officer (Principal Financial
      Robert V. LaPenta          Officer) and Director

 /s/ Michael T. Strianese
 --------------------------    Vice President and Principal Accounting Officer
    Michael T. Strianese


 /s/ Christopher C. Cambria
 --------------------------    Director
     Christopher C. Cambria


        /s/ William Kirk
 --------------------------    Director
            William Kirk
